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                     [WEST ESSEX BANCORP, INC. LETTERHEAD]



                               September 9, 1998



West Essex Bancorp, Inc.
417 Bloomfield Avenue
Caldwell, New Jersey 07006

Dear Mr. Montanaro:

     This letter confirms West Essex Bancorp, Inc.'s (in organization), (the "Company") commitment to fund a leveraged ESOP in an amount sufficient to purchase 8% of the shares offered in the West Essex Bank, FSB's reorganization into the two-tier form of mutual holding company structure and concurrent stock offering by the Company (the "Reorganization and Offering"), including those shares contributed to the charitable foundation formed in connection with the Reorganization and Offering. The commitment is subject to the following terms and conditions:

     1.   Lender:    West Essex Bancorp, Inc.
          ------

     2.   Borrower:     West Essex Bank Employee Stock Ownership Plan Trust.
          --------

     3.   Trustee:  Marine Midland Bank
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     4.   Security:  Unallocated shares of stock of the Company held in the West
          --------
          Essex Bank Employee Stock Ownership Plan Trust.

     5.   Maturity:  Up to 10 years from takedown.
          --------

     6.   Amortization:  Equal annual principal and interest payments
          ------------

     7.   Pricing:
          -------

          a. Lowest "prime rate" as published in the Wall Street Journal on the date of the loan transaction.
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     8.   Interest Payments:
          -----------------

          a.   Annual on a 360 day basis.

     9.   Prepayment: Voluntary prepayments are permitted at any time.
          ----------

     10.  Conditions Precedent to Closing: Receipt by the Company and the
          -------------------------------
          Borrower of all supporting loan documents in a form and with terms and conditions satisfactory to the Company and its counsel and the Borrower and its counsel. Consummation of the transaction will also be contingent upon no material adverse change occurring in the condition of West Essex Bank or the Company.


     If the terms and conditions are agreeable to you, please indicate your acceptance by signing the enclosed copy and returning it to my attention.

                                    Sincerely,


                                    /s/ Dennis A. Petrello
                                    ----------------------------
                                    Dennis A. Petrello
                                    Executive Vice President and
                                       Chief Financial Officer


Accepted on Behalf of
West Essex Bank Employee Stock Ownership Plan Trust



By: /s/ Leopold W. Montanaro                    Date: September 9, 1998
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    Leopold W. Montanaro
    President and Chief Executive Officer